UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2010

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3120 Forrer Street, Cincinnati, OH		45209
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 593-6543

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On August 17, 2010, CECO Environmental Corp. (the “Company”) entered into an Amended and Restated Credit Agreement (“Amendment”) effective as of June 30, 2010. The Amendment was entered into among the Company, CECO Group, Inc, CECO Filters, Inc., New Busch Co., Inc., The Kirk & Blum Manufacturing Company, Kbd/Technic, Inc., CECOaire, Inc., CECO Abatement Systems, Inc., H.M. White, Inc., Effox Inc., GMD Environmental Technologies, Inc., FKI, LLC, CECO Mexico Holdings LLC, Fisher-Klosterman, Inc., and AVC, Inc. (all of which are direct or indirect subsidiaries of the Company and collectively with the Company, the “Loan Parties”) and Fifth Third Bank, an Ohio banking corporation (“Lender”). The Amendment amends and restates the Credit Agreement entered into December 29, 2007 with Lender and certain of the Loan Parties, as amended (as amended and restated, the “Credit Agreement”).

The Amendment (i) recognizes AVC, Inc. as a Borrower (as that term is defined in the Credit Agreement), (ii) extends the termination date of the line of credit from April 1, 2011 to April 1, 2013, (ii) extends the termination date of the term loan from April 1, 2011 to April 1, 2014, and (iii) makes certain other additional changes. The Amendment also increases the limit on letters of credit from $5.0 million to $10.0 million, resets the pricing grid to level one, which increases our interest rates by 0.5% until the next pricing grid determination date of December 31, 2010, at which time the pricing level will be re-determined based on the Company’s trailing twelve month fixed charge ratio, and sets the pricing grid determination to twice annually instead of once annually.

In connection with the Amendment, CECO Filters, Inc., New Busch Co., Inc., The Kirk & Blum Manufacturing Company, Kbd/Technic, Inc., CECOaire, Inc., CECO Abatement Systems, Inc., H.M. White, Inc., Effox Inc., GMD Environmental Technologies, Inc., Fisher-Klosterman, Inc. and AVC, Inc. entered into a Sixth Amended and Restated Revolving Credit Promissory Note effective June 30, 2010 (“Revolving Note”) and an Amended and Restated Term Promissory Note effective June 30, 2010 (“Term Loan C Note”) to reflect the extended maturity date and the interest rate modifications.

The descriptions set forth herein of the terms and conditions of the Amendment, the Revolving Note and the Term Loan C Note are qualified in their entirety by reference to the full text of the Amendment, the Revolving Note and the Term Loan C Note, which are filed with this report as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference into this Item 1.01 and Item 2.03.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided in Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Amended and Restated Credit Agreement entered into August 17, 2010, effective date June 30, 2010

Exhibit 10.2	Sixth Amended and Restated Revolving Credit Promissory Note, effective date June 30, 2010

Exhibit 10.3	Amended and Restated Term Promissory Note, effective date June 30, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2010	CECO Environmental Corp.

	By:	/S/ DENNIS W. BLAZER
Dennis W. Blazer
Vice President—Finance and Administration
And Chief Financial Officer

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